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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 April 10, 2000

                              AETHLON MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


        Nevada                     33-44567-NY                  13-3632859
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No,)


7825 Fay Avenue, Suite 200, La Jolla, California                92037
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including are code            (858) 456-5777
                                                             --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 10, 2000, Aethlon Medical, Inc., (formerly Bishop Equities, Inc.) (the"Company") acquired all the outstanding common stock of Cell Activation, Inc. ("Cell"), in exchange for 99,152 shares of common stock of the Company. In addition, all the outstanding stock options of Cell were exchanged for options to purchase 50,148 shares of common stock of the Company at $.3933 per share. Following the transaction, Cell became a wholly owned subsidiary of the Company.

The acquisition was approved by the Board of Directors of the Company on March 31, 2000.

Included in this transaction is a small amount of laboratory equipment utilized by Cell in its development of tests to identify inappropriate and damaging cell activation associated with trauma, cardiovascular surgery, and autoimmune diseases. The Company intends to continue to utilize this equipment for the same purpose.

The description of the transaction set forth above is qualified in its entirety by the provisions of the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Cell Activation, Inc. by Aethlon Medical, Inc. dated April 3, 2000, which is filed as Exhibit 2 to this Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

It is not practicable to include the financial statements of Cell as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information on or Before June 20, 2000.

(b) Pro forma financial information

It is not practicable to include the pro forma financial information as required by Article 11 of Regulation S-X at this time. The Company intends to file such information on or before June 20, 2000.

(c) Exhibits

(2) Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Cell Activation, Inc. by Bishop Equities, Inc. DBA Aethlon Medical, Inc. dated April 3, 2000.

The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Agreement and Plan of Reorganization upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Aethlon Medical, Inc.

                                             /s/ Franklyn S. Barry, Jr.
                                             ----------------------------
                                             Franklyn S. Barry, Jr., President

Date: April 25, 2000


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                                  EXHIBIT INDEX


                                    EXHIBIT 2
Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Cell Activation, Inc. by Bishop Equities, Inc. DBA Aethlon Medical, Inc. dated April 3, 2000.

Exhibit A - List of CELL Shareholders
Exhibit B - Resolutions of AETHLON
Exhibit C - Indemnification of PENHUNE
Exhibit D - Copies of Shares or Lost Certificate Affidavits
Exhibit E - Legal Opinion of AETHLON Counsel
Exhibit F - Power of Attorney to Shareholder Representative
Exhibit G - Schedule of Exceptions of CELL
Exhibit H - Financial Statements of CELL
Exhibit I - Legal Descriptions of Real Property of CELL
Exhibit J - List of Personal Property of CELL
Exhibit K - Patents, Trademarks, Service Marks of CELL
Exhibit L - List of all CELL Insurance Policies
Exhibit M - List of CELL Bank Accounts and Signatories Therefor
Exhibit N - Schedule of Exceptions of AETHLON
Exhibit O - Financial Statements of AETHLON
Exhibit P - Legal Descriptions of Real Property of AETHLON
Exhibit J - List of Personal Property of AETHLON
Exhibit K - Patents, Trademarks, Service Marks of AETHLON
Exhibit L - List of all AETHLON Insurance Policies
Exhibit M - List of AETHLON Bank Accounts and Signatories Therefor